UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2020 (February 26, 2020)

OFG BANCORP

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-12647	66-0538893
(Commission File Number)	(IRS Employer Identification No.)

Oriental Center, 15th Floor
254 Munoz Rivera Avenue San Juan, Puerto Rico	00918
(Address of Principal Executive Offices)	(Zip Code)

(787) 771-6800

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, par value $1.00 per share	OFG	New York Stock Exchange
7.125% Noncumulative Monthly Income Preferred Stock, Series A ($25.00 liquidation preference per share)	OFG.PRA	New York Stock Exchange
7.0% Noncumulative Monthly Income Preferred Stock, Series B ($25.00 liquidation preference per share)	OFG.PRB	New York Stock Exchange
7.125% Noncumulative Perpetual Preferred Stock, Series D ($25.00 liquidation preference per share)	OFG.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

José Rafael Fernández entered into an amendment (the “Amendment”) to his employment agreement (the “Agreement”) with OFG Bancorp (the “Company”) effective February 26, 2020, subject to the approval of the Board of Directors (the “Board”) of the Company. The Amendment grants the Compensation Committee discretion to establish the percentage of his base salary that will be used for his annual target bonus and the potential annual incentive award under the Company’s equity-based compensation plan. The Amendment further enhances the Compensation Committee’s ability to better align Mr. Fernández’s incentive compensation with evolving best practices for long-term shareholder value creation. Mr. Fernández is the President and Chief Executive Officer of the Company and the Vice Chairperson of its Board. Subject to the approval of the Board, the Amendment is effective commencing with the incentive compensation payable in 2020 for the calendar year 2019. The Agreement was originally effective as of March 1, 2018 and ends on June 30, 2021.

In addition, in connection with the retirement of Mr. Rafael Cruz, Chief Risk and Compliance Officer of the Company, on February 27, 2020, the Company entered into an agreement with Mr. Cruz. Pursuant to such agreement, the Company agreed to pay Mr. Cruz $493,395, and Mr. Cruz agreed to provide a standard release to the Company in connection with any and all claims concerning his employment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFG BANCORP

Date: February 28, 2020	By:	/s/ Carlos O. Souffront
Carlos O. Souffront
General Counsel and Secretary
of the Board of Directors